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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer Series Trust VIII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2014 through November 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer International
                        Equity Fund

                        (Formerly Pioneer International Value Fund)*

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A      PIIFX
                        Class C      PCITX
                        Class Y      INVYX
                        * Effective November 1, 2015, the Fund was renamed
                          Pioneer International Equity Fund

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 31

Report of Independent Registered Public Accounting Firm                       42

Approval of Investment Advisory Agreement                                     44

Trustees, Officers and Service Providers                                      49

                  Pioneer International Equity Fund | Annual Report | 11/30/15 1

President's Letter

Dear Shareholder,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the possibility of a cyclical upswing, against an overall economic backdrop that remains fragile and points towards structurally lower growth. As always in a Presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see modest growth.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer International Equity Fund | Annual Report | 11/30/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer International Equity Fund | Annual Report | 11/30/15 3

Portfolio Management Discussion | 11/30/15

In the follow interview, Madelynn Matlock discusses the market environment for international equities and the factors that influenced the performance of Pioneer International Equity Fund* during the 12-month period ended November 30, 2015. Ms. Matlock, a senior vice president and a portfolio manager at Pioneer, and Marco Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did Pioneer International Equity Fund perform for during the 12-month period ended November 30, 2015?

A Pioneer International Equity Fund's Class A shares returned -1.69% at net asset value during the 12-month period ended November 30, 2015, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) ND Index1 (the MSCI Index) returned -2.94%. During the same period, the average return of the 410 mutual funds in Lipper's International Multi-Cap Core Funds category was -3.32%, and the average return of the 791 mutual funds in Morningstar's Foreign Large Blend Funds category was -3.26%.

Q How would you characterize the investment environment for international equities during the 12-month period ended November 30, 2015?

A The global economy faced several headwinds during the 12-month reporting period, all of which led to considerable volatility in international equity markets. Geopolitical tensions in the Middle East, Greece's standoff with its creditors, China's slowing economy, and the destabilizing influence of the dramatic decline in commodity prices were among the factors contributing to a stagnating global economic growth picture and the resulting uncertainty and market volatility.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Equity Fund | Annual Report | 11/30/15

     Against that backdrop, U.S. stocks outperformed international stocks during the 12-month period (the Standard & Poor's 500 Index returned 2.76% for the 12 months ended November 30, 2015, while the MSCI World Ex-U.S. Index, a measure of non-U.S. developed markets, returned -4.55%). The emerging markets were the biggest laggards during the period, as the MSCI Emerging Markets ND Index returned -16.99%. Elsewhere in international equity markets, the Pacific Rim, with relatively strong performance from Japan, posted slightly positive returns, while Europe struggled (the (MSCI Pacific Index and MSCI Europe Index returned 0.15% and -4.06%, respectively, during the period).

     From a sector perspective, information technology, consumer staples, and health care were the top performers during the period, while energy and utilities stocks turned in negative performance, reflecting the sharp decline in oil prices and slowing consumer demand.

     While international equity markets faced many challenges during the period, we saw the 12 months as a time to uncover new investment opportunities. In our experience, investors generally tend to lose sight of positive long-term fundamentals during periods of uncertainty and heightened market volatility, and often sell indiscriminately. When that happens, such sell-offs can bring stock prices more in line with what we are willing to pay based on their long-term value. China's surprise currency devaluation in August 2015, and the historic sell-off in global equities that ensued, was, in our view, an opportune time to uncover stocks that had become more reasonably priced, or even compellingly cheap.

Q Which of your investment strategies contributed to the Fund's outperformance relative to the benchmark MSCI EAFE ND Index during the 12-month period ended November 30, 2015?

A Positive stock selection was the main driver of the Fund's performance relative to the benchmark during the period. In addition, the Fund's relative results benefitted from some incremental return from sector weightings and regional allocations.

     From a sector allocation perspective, our decisions to overweight the portfolio in the outperforming information technology sector and to underweight the struggling energy sector aided benchmark-relative returns. Within the financials sector, our emphasis on owning insurance companies and real estate-focused companies, while limiting investments in banks, was also beneficial for the Fund's benchmark-relative performance.

                  Pioneer International Equity Fund | Annual Report | 11/30/15 5

     As for regional/country allocations, the portfolio's greater-than-benchmark exposure to Japan was a positive factor in the Fund's relative returns, as the Japanese stock market turned in reasonably solid performance during the period. We have been encouraged by Japan's aggressive monetary policies and shareholder-friendly market reforms, which are helping to improve company profitability and support equity prices in the country.

     With regard to individual stock selections, positive benchmark-relative returns for the 12-month period derived largely from the Fund's positions in lesser-known, more mid-sized companies. For example, the Fund's shares of Sundrug, a drugstore chain, benefited from an easing of drug-dispensing regulations in Japan as well as the waning of the one-time shock caused by an increase in the country's value-added tax. We continue to believe Sundrug is in a good position to benefit from its retail network capabilities. Another strong performer in the portfolio during the period was Gerresheimer, a German manufacturer of packaging products for medication and drug delivery devices made of special-purpose glass and plastics, such as insulin pens and asthma inhalers. Gerresheimer saw both strong organic growth and corresponding revenue growth during the 12-month period. In addition, the Fund's investment in Murata, a manufacturer of electronics used to enable wireless communications for smartphones and other products, was a beneficiary of the growth in global smartphone usage. Murata's stock price also rose on news of the company's decision to expand its reach into the so-called "Internet of Things" -- connecting thermostats, appliances, and other devices to computers and smartphones.

Q Which of your investment strategies detracted the most from the Fund's performance during the 12-month period ended November 30, 2015?

A Exposure to the energy sector represented the largest drag on the Fund's performance during the period. Energy was the poorest-performing market sector over the 12 months, as the sharp decline in oil prices and the refusal of the OPEC (Organization of the Petroleum Exporting Countries) cartel to cut production to bolster prices created a ripple effect throughout the global economy. Oil exploration-and-production companies, which have reduced capital spending given the supply/demand imbalance, felt the greatest impact.

     While the Fund held a lower-than-benchmark weighting in energy during the period, any exposure to the sector proved to be a headwind for absolute returns. One portfolio position in energy that detracted from the Fund's

6 Pioneer International Equity Fund | Annual Report | 11/30/15 performance during the period was Canadian firm Encana, which not only struggled due to the impact of falling oil revenues, but also was hurt by management's ill-timed offer to buy an oil producer in the Texas shale area.

     In health care, the Fund's position in Fagron, a pharmaceutical compounding company dedicated to creating customized medications, also detracted from returns. We purchased the shares of Fagron last spring, but the company soon ran into unforeseen contract problems with a recently acquired firm, which adversely affected Fagron's earnings for the third quarter of 2015. We sold the Fund's shares after news of the troubled negotiations surfaced.

     Finally, a holding in Japanese industrial conglomerate Hitachi hurt the Fund's returns during the period. Hitachi saw weaker-than-expected revenue growth due to cutbacks in capital expenditures in the manufacturing sector worldwide. However, we remain confident in management's ability to promote corporate growth opportunities for Hitachi. We still held shares of both Hitachi and Encana in the Fund's portfolio as of period end.

Q Did the Fund have any derivatives exposure during the 12-month period ended November 30, 2015, and did the exposure have an effect on performance?

A Yes. We invested in currency forwards and futures contracts during the period. In addition, we used total return swaps in an attempt to hedge the difference between the performance of Japan's Nikkei 400 Index, which was introduced in 2014, and the TOPIX (Tokyo Stock Price Index) Index. The use of derivatives, particularly the hedge, which favored the relative outperformance of the Nikkei 400, was slightly accretive for the Fund's performance during the reporting period.

Q    What is your outlook as we enter 2016?

A Our near-term view is guarded, as we see some risks in the global landscape. Chief among our concerns are geopolitical tensions in the Middle East, acts of terrorism, and the dramatic decline in commodity

                  Pioneer International Equity Fund | Annual Report | 11/30/15 7 prices, which has added to economic and political instability in countries that depend on commodity-based revenue - particularly Brazil. However, we also see reasons to be optimistic.

     The European economy appears to have bottomed, and the European Central Bank's quantitative easing program seems to be moving the region towards a recovery path. The Japanese economy has seen a slower pace of growth, mainly due to decreased exports to China. Yet, we also see continued growth in consumer spending, supported by increases in real wages, as well as a sustained recovery in corporate earnings of Japanese companies. Both Japanese and European markets have benefited from the U.S. economic recovery, which has received support from improving employment figures and income levels. In the emerging markets, we continue to see weakness in Latin America, offset by pockets of strength in Asia. We believe the emerging markets may be getting close to hitting a bottom in terms of relative performance, but we expect market volatility to remain high.

     Regardless of market conditions, we will continue to abide by our research-driven investment approach, which is rooted in evaluating and choosing stocks that we believe have good return potential -- and then not overpaying for that potential. We evaluate every company's return on invested capital compared with what they must pay for that capital, and we favor owning companies that are either adding value on a consistent basis, or which have the potential to improve their returns over time.

     We also seek to take advantage of long-running secular trends that may lead to higher returns in the future, and try to avoid what we consider negative trends that might drag on the performance of even well-managed companies. Aging populations, slower population growth, carbon-limiting strategies, the sharing (or access) economy, and increased travel demand in developed countries are examples of secular trends that we think are creating new investments opportunities for the Fund.

* Note to Shareholders: Effective November 1, 2015, Pioneer International Value Fund was renamed Pioneer International Equity Fund. In addition, Andrea Salvatori is no longer a portfolio manager on the Fund.

8 Pioneer International Equity Fund | Annual Report | 11/30/15

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer International Equity Fund | Annual Report | 11/30/15 9

Portfolio Summary | 11/30/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 25.2%
Consumer Discretionary                                                     12.4%
Industrials                                                                11.5%
Consumer Staples                                                           11.1%
Health Care                                                                10.9%
Information Technology                                                      9.8%
Materials                                                                   7.8%
Telecommunication Services                                                  4.9%
Energy                                                                      3.3%
Utilities                                                                   3.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Japan                                                                      29.8%
United Kingdom                                                             12.1%
France                                                                     11.3%
Switzerland                                                                 9.9%
Germany                                                                     8.0%
Spain                                                                       5.8%
Ireland                                                                     5.8%
Australia                                                                   4.0%
Sweden                                                                      3.7%
Netherlands                                                                 2.3%
Canada                                                                      1.8%
Jersey Channel Islands                                                      1.3%
Curacao                                                                     1.2%
Taiwan                                                                      1.1%
Italy                                                                       1.0%
Other (individually less than 1%)                                           0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. AXA SA                                                                2.06%
--------------------------------------------------------------------------------
  2. Novartis AG                                                           2.03
--------------------------------------------------------------------------------
  3. Kuraray Co., Ltd.                                                     2.02
--------------------------------------------------------------------------------
  4. Vonovia SE                                                            2.01
--------------------------------------------------------------------------------
  5. Keyence Corp.                                                         1.85
--------------------------------------------------------------------------------
  6. Zurich Insurance Group AG                                             1.81
--------------------------------------------------------------------------------
  7. Sundrug Co., Ltd.                                                     1.79
--------------------------------------------------------------------------------
  8. Hitachi, Ltd.                                                         1.79
--------------------------------------------------------------------------------
  9. Siemens AG                                                            1.73
--------------------------------------------------------------------------------
 10. Danone SA                                                             1.70
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer International Equity Fund | Annual Report | 11/30/15

Prices and Distributions | 11/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      11/30/15                          11/30/14
--------------------------------------------------------------------------------
           A                         $20.74                            $22.34
--------------------------------------------------------------------------------
           C                         $18.13                            $19.69
--------------------------------------------------------------------------------
           Y                         $20.81                            $22.41
--------------------------------------------------------------------------------

Distributions per Share: 12/1/14-11/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term             Long-Term
         Class         Dividends          Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A            $1.2250               $ --                   $ --
--------------------------------------------------------------------------------
           C            $1.0635               $ --                   $ --
--------------------------------------------------------------------------------
           Y            $1.3086               $ --                   $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI EAFE ND Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 11

Performance Update | 11/30/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of November 30, 2015)
--------------------------------------------------------------------------------
                         Net          Public         MSCI
                         Asset        Offering       EAFE
                         Value        Price          ND
Period                   (NAV)        (POP)          Index
--------------------------------------------------------------------------------
10 Years                  2.36%        1.76%          3.64%
5 Years                   4.60         3.37           5.52
1 Year                   -1.69        -7.33          -2.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                         Gross        Net
--------------------------------------------------------------------------------
                         1.70%        1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                          Pioneer International        MSCI EAFE
                                          Equity Fund                  ND Index
11/05                                     $ 9,425                      $10,000
11/06                                     $11,885                      $12,820
11/07                                     $13,992                      $15,037
11/08                                     $ 7,090                      $ 7,851
11/09                                     $ 9,693                      $10,812
11/10                                     $ 9,504                      $10,932
11/11                                     $ 9,234                      $10,482
11/12                                     $ 9,731                      $11,803
11/13                                     $11,921                      $14,734
11/14                                     $12,105                      $14,732
11/15                                     $11,901                      $14,299

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer International Equity Fund | Annual Report | 11/30/15

Performance Update | 11/30/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of November 30, 2015)
--------------------------------------------------------------------------------
                                                     MSCI
                                                     EAFE
                         If           If             ND
Period                   Held         Redeemed       Index
--------------------------------------------------------------------------------
10 Years                  1.46%        1.46%          3.64%
5 Years                   3.67         3.67           5.52
1 Year                   -2.58        -2.58          -2.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                         Gross        Net
--------------------------------------------------------------------------------
                         2.44%        2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                          Pioneer International        MSCI EAFE
                                          Equity Fund                  ND Index
11/05                                     $10,000                      $10,000
11/06                                     $12,509                      $12,820
11/07                                     $14,613                      $15,037
11/08                                     $ 7,337                      $ 7,851
11/09                                     $ 9,937                      $10,812
11/10                                     $ 9,658                      $10,932
11/11                                     $ 9,300                      $10,482
11/12                                     $ 9,717                      $11,803
11/13                                     $11,799                      $14,734
11/14                                     $11,870                      $14,732
11/15                                     $11,564                      $14,299

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 13

Performance Update | 11/30/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of November 30, 2015)
--------------------------------------------------------------------------------
                         Net          MSCI
                         Asset        EAFE
                         Value        ND
Period                   (NAV)        Index
--------------------------------------------------------------------------------
10 Years                  2.65%        3.64%
5 Years                   5.03         5.52
1 Year                   -1.29        -2.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                         Pioneer International        MSCI EAFE
                                         Equity Fund                  ND Index
11/05                                    $5,000,000                   $5,000,000
11/06                                    $6,303,689                   $6,409,765
11/07                                    $7,421,340                   $7,518,634
11/08                                    $3,760,314                   $3,925,348
11/09                                    $5,157,269                   $5,405,804
11/10                                    $5,079,249                   $5,466,031
11/11                                    $4,957,635                   $5,240,953
11/12                                    $5,244,693                   $5,901,575
11/13                                    $6,452,033                   $7,367,240
11/14                                    $6,577,084                   $7,366,124
11/15                                    $6,492,116                   $7,149,389

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares on April 16, 2009, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 16, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer International Equity Fund | Annual Report | 11/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from June 1, 2015, through November 30, 2015.

--------------------------------------------------------------------------------
Share Class                           A                  C                 Y
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00          $1,000.00         $1,000.00
Value on 6/1/15
--------------------------------------------------------------------------------
Ending Account                    $  926.67          $  922.63         $  928.60
Value (after expenses)
on 11/30/15
--------------------------------------------------------------------------------
Expenses Paid                     $    7.00          $   11.33         $    5.03
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.35% and 1.04% for class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                 Pioneer International Equity Fund | Annual Report | 11/30/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2015, through November 30, 2015.

--------------------------------------------------------------------------------
Share Class                           A                  C                 Y
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00          $1,000.00         $1,000.00
Value on 6/1/15
--------------------------------------------------------------------------------
Ending Account                    $1,017.80          $1,013.29         $1,019.85
Value (after expenses)
on 11/30/15
--------------------------------------------------------------------------------
Expenses Paid                     $    7.33          $   11.86         $    5.27
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.35% and 1.04% for class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer International Equity Fund | Annual Report | 11/30/15

Schedule of Investments | 11/30/15

---------------------------------------------------------------------------------------
Shares                                                                    Value
---------------------------------------------------------------------------------------
                COMMON STOCKS -- 96.1%
                ENERGY -- 3.3%
                Oil & Gas Equipment & Services -- 1.2%
       26,200   Schlumberger, Ltd.                                        $   2,021,330
---------------------------------------------------------------------------------------
                Integrated Oil & Gas -- 1.0%
       35,000   TOTAL SA                                                  $   1,737,161
---------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 1.1%
      230,000   Encana Corp.                                              $   1,915,303
                                                                          -------------
                Total Energy                                              $   5,673,794
---------------------------------------------------------------------------------------
                MATERIALS -- 7.6%
                Commodity Chemicals -- 2.5%
      265,000   Kuraray Co., Ltd.                                         $   3,376,346
       27,100   Methanex Corp.                                                1,064,639
                                                                          -------------
                                                                          $   4,440,985
---------------------------------------------------------------------------------------
                Diversified Chemicals -- 1.2%
      755,300   Incitec Pivot, Ltd.                                       $   2,059,546
---------------------------------------------------------------------------------------
                Fertilizers & Agricultural Chemicals -- 1.4%
        6,700   Syngenta AG                                               $   2,470,756
---------------------------------------------------------------------------------------
                Specialty Chemicals -- 1.2%
       47,500   Croda International Plc                                   $   2,051,351
---------------------------------------------------------------------------------------
                Paper Packaging -- 1.3%
      223,600   Amcor, Ltd.                                               $   2,182,874
                                                                          -------------
                Total Materials                                           $  13,205,512
---------------------------------------------------------------------------------------
                CAPITAL GOODS -- 11.1%
                Building Products -- 2.9%
       35,400   Daikin Industries, Ltd.                                   $   2,490,457
      100,800   Kingspan Group Plc                                            2,652,742
                                                                          -------------
                                                                          $   5,143,199
---------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 2.9%
      128,200   ABB, Ltd.                                                 $   2,429,444
       41,200   Schneider Electric SE                                         2,609,359
                                                                          -------------
                                                                          $   5,038,803
---------------------------------------------------------------------------------------
                Heavy Electrical Equipment -- 1.6%
      248,000   Mitsubishi Electric Corp.                                 $   2,749,161
---------------------------------------------------------------------------------------
                Industrial Conglomerates -- 1.7%
       27,900   Siemens AG                                                $   2,891,869
---------------------------------------------------------------------------------------
                Agricultural & Farm Machinery -- 1.2%
      121,000   Kubota Corp.                                              $   2,021,185
---------------------------------------------------------------------------------------
                Industrial Machinery -- 0.8%
      133,400   Fujitec Co., Ltd.                                         $   1,431,708
                                                                          -------------
                Total Capital Goods                                       $  19,275,925
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 17

---------------------------------------------------------------------------------------
Shares                                                                    Value
---------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 2.7%
                Auto Parts & Equipment -- 1.5%
       91,700   NGK Spark Plug Co., Ltd.                                  $   2,501,717
---------------------------------------------------------------------------------------
                Tires & Rubber -- 1.2%
       60,100   Bridgestone Corp.                                         $   2,141,399
                                                                          -------------
                Total Automobiles & Components                            $   4,643,116
---------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 2.9%
                Consumer Electronics -- 0.9%
      137,900   Panasonic Corp.                                           $   1,567,297
---------------------------------------------------------------------------------------
                Homebuilding -- 2.0%
    1,009,127   Cairn Homes Plc                                           $   1,192,035
       79,200   Persimmon Plc                                                 2,283,817
                                                                          -------------
                                                                          $   3,475,852
                                                                          -------------
                Total Consumer Durables & Apparel                         $   5,043,149
---------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 3.9%
                Hotels, Resorts & Cruise Lines -- 1.6%
       52,400   Carnival Plc                                              $   2,734,021
---------------------------------------------------------------------------------------
                Restaurants -- 2.3%
       77,408   Domino's Pizza Group Plc                                  $   1,224,424
       40,300   Whitbread Plc                                                 2,759,896
                                                                          -------------
                                                                          $   3,984,320
                                                                          -------------
                Total Consumer Services                                   $   6,718,341
---------------------------------------------------------------------------------------
                MEDIA -- 1.3%
                Advertising -- 1.3%
       35,100   Publicis Groupe SA                                        $   2,213,698
                                                                          -------------
                Total Media                                               $   2,213,698
---------------------------------------------------------------------------------------
                RETAILING -- 1.3%
                Apparel Retail -- 1.3%
       61,100   Hennes & Mauritz AB                                       $   2,265,953
                                                                          -------------
                Total Retailing                                           $   2,265,953
---------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 2.8%
                Drug Retail -- 1.7%
       46,400   Sundrug Co., Ltd.                                         $   2,992,647
---------------------------------------------------------------------------------------
                Hypermarkets & Super Centers -- 1.1%
      291,200   Distribuidora Internacional de Alimentacion SA            $   1,840,199
                                                                          -------------
                Total Food & Staples Retailing                            $   4,832,846
---------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 5.2%
                Soft Drinks -- 2.1%
      164,100   Britvic Plc                                               $   1,772,955
       46,000   Suntory Beverage & Food, Ltd.                                 1,797,316
                                                                          -------------
                                                                          $   3,570,271
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Equity Fund | Annual Report | 11/30/15

---------------------------------------------------------------------------------------
Shares                                                                    Value
---------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 3.1%
       40,600   Danone SA                                                 $   2,842,913
       32,800   Kerry Group Plc                                               2,625,296
                                                                          -------------
                                                                          $   5,468,209
                                                                          -------------
                Total Food, Beverage & Tobacco                            $   9,038,480
---------------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 2.8%
                Household Products -- 1.5%
       27,300   Henkel AG & Co. KGaA                                      $   2,620,600
---------------------------------------------------------------------------------------
                Personal Products -- 1.3%
       50,500   Unilever NV                                               $   2,214,371
                                                                          -------------
                Total Household & Personal Products                       $   4,834,971
---------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 3.1%
                Health Care Supplies -- 1.6%
       67,600   Hoya Corp.                                                $   2,743,367
---------------------------------------------------------------------------------------
                Health Care Distributors -- 0.2%
       33,400   Fagron N.V.                                               $     353,099
---------------------------------------------------------------------------------------
                Health Care Services -- 1.3%
       31,200   Fresenius SE & Co. KGaA                                   $   2,290,389
                                                                          -------------
                Total Health Care Equipment & Services                    $   5,386,855
---------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 7.4%
                Pharmaceuticals -- 6.1%
      168,900   Astellas Pharma, Inc.                                     $   2,380,671
       39,700   Novartis AG                                                   3,390,767
       10,306   Roche Holding AG                                              2,758,345
       31,200   Shire Plc                                                     2,171,134
                                                                          -------------
                                                                          $  10,700,917
---------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 1.3%
       28,700   Gerresheimer AG                                           $   2,241,216
                                                                          -------------
                Total Pharmaceuticals, Biotechnology & Life Sciences      $  12,942,133
---------------------------------------------------------------------------------------
                BANKS -- 7.5%
                Diversified Banks -- 7.5%
      292,223   Banco Bilbao Vizcaya Argentaria SA                        $   2,424,633
      680,500   Barclays Plc                                                  2,286,947
       46,300   BNP Paribas SA                                                2,743,096
      144,400   Nordea Bank AB                                                1,599,842
       47,100   Sumitomo Mitsui Financial Group, Inc.                         1,799,061
      101,700   Swedbank AB                                                   2,251,545
                                                                          -------------
                                                                          $  13,105,124
                                                                          -------------
                Total Banks                                               $  13,105,124
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 19

---------------------------------------------------------------------------------------
Shares                                                                    Value
---------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 1.4%
                Diversified Capital Markets -- 1.4%
      130,000   UBS Group AG                                              $   2,493,338
                                                                          -------------
                Total Diversified Financials                              $   2,493,338
---------------------------------------------------------------------------------------
                INSURANCE -- 5.8%
                Insurance Brokers -- 1.0%
       18,900   Aon Plc                                                   $   1,790,586
---------------------------------------------------------------------------------------
                Life & Health Insurance -- 1.1%
       21,200   Japan Post Holdings Co., Ltd.                             $     328,433
      214,650   Poste Italiane S.p.A.                                         1,598,481
                                                                          -------------
                                                                          $   1,926,914
---------------------------------------------------------------------------------------
                Multi-line Insurance -- 3.7%
      127,300   AXA SA                                                    $   3,440,921
       11,500   Zurich Insurance Group AG                                     3,027,749
                                                                          -------------
                                                                          $   6,468,670
                                                                          -------------
                Total Insurance                                           $  10,186,170
---------------------------------------------------------------------------------------
                REAL ESTATE -- 9.4%
                Diversified REIT -- 3.7%
    1,665,215   Hibernia Real Estate Investment Trust plc                 $   2,420,296
      507,700   Hibernia Real Estate Investment Trust plc                       746,572
      132,500   Merlin Properties Socimi SA                                   1,647,550
       29,972   Wereldhave NV                                                 1,675,841
                                                                          -------------
                                                                          $   6,490,259
---------------------------------------------------------------------------------------
                Industrial REIT -- 1.4%
      560,600   Goodman Group                                             $   2,487,468
---------------------------------------------------------------------------------------
                Retail REIT -- 1.0%
       38,600   Klepierre                                                 $   1,751,794
---------------------------------------------------------------------------------------
                Diversified Real Estate Activities -- 1.3%
       91,000   Mitsui Fudosan Co., Ltd.                                  $   2,297,861
---------------------------------------------------------------------------------------
                Real Estate Operating Companies -- 2.0%
      108,399   Vonovia SE                                                $   3,360,322
                                                                          -------------
                Total Real Estate                                         $  16,387,704
---------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 8.4%
                Electronic Equipment Manufacturers -- 4.3%
      506,100   Hitachi, Ltd.                                             $   2,990,780
        5,700   Keyence Corp.                                                 3,093,014
      681,000   PAX Global Technology, Ltd.                                     840,580
      512,000   Wasion Group Holdings, Ltd.                                     583,966
                                                                          -------------
                                                                          $   7,508,340
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Equity Fund | Annual Report | 11/30/15

---------------------------------------------------------------------------------------
Shares                                                                    Value
---------------------------------------------------------------------------------------
                Electronic Components -- 4.1%
       78,700   Alps Electric Co., Ltd.                                   $   2,478,278
       12,000   Murata Manufacturing Co., Ltd.                                1,865,099
      210,600   Yaskawa Electric Corp.                                        2,783,156
                                                                          -------------
                                                                          $   7,126,533
                                                                          -------------
                Total Technology Hardware & Equipment                     $  14,634,873
---------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
                Semiconductors -- 1.0%
      417,000   Taiwan Semiconductor Manufacturing Co., Ltd.              $   1,791,146
                                                                          -------------
                Total Semiconductors & Semiconductor Equipment            $   1,791,146
---------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 4.7%
                Integrated Telecommunication Services -- 2.9%
      149,341   Euskaltel SA                                              $   1,847,887
       46,500   Nippon Telegraph & Telephone Corp.                            1,728,199
       86,400   Orange SA                                                     1,492,662
                                                                          -------------
                                                                          $   5,068,748
---------------------------------------------------------------------------------------
                Wireless Telecommunication Services -- 1.8%
       91,800   KDDI Corp.                                                $   2,282,508
      265,818   Vodafone Group Plc                                              897,603
                                                                          -------------
                                                                          $   3,180,111
                                                                          -------------
                Total Telecommunication Services                          $   8,248,859
---------------------------------------------------------------------------------------
                UTILITIES -- 2.5%
                Electric Utilities -- 1.8%
        8,000   Red Electrica Corp SA                                     $     686,204
      112,600   SSE Plc                                                       2,431,391
                                                                          -------------
                                                                          $   3,117,595
---------------------------------------------------------------------------------------
                Gas Utilities -- 0.7%
       59,000   Gas Natural SDG SA                                        $   1,273,528
                                                                          -------------
                Total Utilities                                           $   4,391,123
---------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $164,251,407)                                       $ 167,313,110
---------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 96.1%
                (Cost $164,251,407) (a) (b)                               $ 167,313,110
---------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 3.9%                        $   6,797,328
---------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                                $ 174,110,438
=======================================================================================

REIT    Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 21

(a) At November 30, 2015, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $165,912,010 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                            $ 24,682,205

          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                             (23,281,105)
                                                                                 ------------
          Net unrealized appreciation                                            $  1,401,100
                                                                                 ============

(b) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

        Japan                                                              29.8%
        United Kingdom                                                     12.1
        France                                                             11.3
        Switzerland                                                         9.9
        Germany                                                             8.0
        Spain                                                               5.8
        Ireland                                                             5.8
        Australia                                                           4.0
        Sweden                                                              3.7
        Netherlands                                                         2.3
        Canada                                                              1.8
        Jersey Channel Islands                                              1.3
        Curacao                                                             1.2
        Taiwan                                                              1.1
        Italy                                                               1.0
        Other (individually less than 1%)                                   0.9
                                                                            ---
                                                                            100%
                                                                            ===

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2015, aggregated to $86,827,019 and $106,050,618, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Equity Fund | Annual Report | 11/30/15

The following is a summary of the inputs used as of November 30, 2015, in valuing the Fund's investments:

-------------------------------------------------------------------------------------
                                Level 1        Level 2         Level 3   Total
-------------------------------------------------------------------------------------
Common Stocks*
   Energy
      Oil & Gas Equipment
          & Services            $ 2,021,330    $         --    $ --      $  2,021,330
      Oil & Gas Exploration
          & Production            1,915,303              --      --         1,915,303
   Materials
      Commodity Chemicals         1,064,639       3,376,346      --         4,440,985
   Insurance
      Insurance Brokers           1,790,586              --      --         1,790,586
   All Other
      Common Stocks*                     --     157,144,906               157,144,906
-------------------------------------------------------------------------------------
Total                           $ 6,791,858    $160,521,252    $ --      $167,313,110
=====================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

During the year ended November 30, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of November 30, 2015:

--------------------------------------------------------------------------------
                                Level 1      Level 2      Level 3       Total
--------------------------------------------------------------------------------
Assets:
Foreign currencies,
   at value                     $ --         $107,383     $ --          $107,383
--------------------------------------------------------------------------------
Total                           $ --         $107,383     $ --          $107,383
================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 23

Statement of Assets and Liabilities | 11/30/15

ASSETS:
  Investment in securities (cost $164,251,407)                             $ 167,313,110
  Cash                                                                         5,914,264
  Foreign currencies, at value (cost $108,741)                                   107,383
  Receivables --
     Fund shares sold                                                             52,629
     Dividends and foreign taxes withheld                                      1,029,282
     Interest                                                                      7,768
  Due from Pioneer Investment Management, Inc.                                     8,038
  Other assets                                                                    32,822
----------------------------------------------------------------------------------------
         Total assets                                                      $ 174,465,296
========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                               $     176,078
     Distributions                                                                   129
     Trustee fees                                                                  1,170
  Due to affiliates                                                               66,300
  Due to broker                                                                       40
  Accrued expenses                                                               111,141
----------------------------------------------------------------------------------------
         Total liabilities                                                 $     354,858
========================================================================================
NET ASSETS:
  Paid-in capital                                                          $ 279,910,285
  Undistributed net investment income                                          1,372,098
  Accumulated net realized loss on investments, futures contracts,
     swap contracts and foreign currency transactions                       (110,106,626)
  Net unrealized appreciation on investments                                   3,061,703
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             (127,022)
----------------------------------------------------------------------------------------
         Total net assets                                                  $ 174,110,438
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $77,173,282/3,721,201 shares)                          $       20.74
  Class C (based on $11,980,550/660,771 shares)                            $       18.13
  Class Y (based on $84,956,606/4,082,838 shares)                          $       20.81
MAXIMUM OFFERING PRICE:
  Class A ($20.74 (divided by) 94.25%)                                     $       22.01
========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Equity Fund | Annual Report | 11/30/15

Statement of Operations

For the Year Ended 11/30/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $326,235)       $ 4,059,502
----------------------------------------------------------------------------------------
         Total investment income                                             $ 4,059,502
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $ 1,574,820
  Transfer agent fees
     Class A                                                      238,737
     Class C                                                       29,891
     Class Y                                                          632
  Distribution fees
     Class A                                                      203,149
     Class C                                                      114,927
  Shareholder communications expense                              114,850
  Administrative expense                                           71,870
  Custodian fees                                                   58,785
  Registration fees                                                59,324
  Professional fees                                                71,271
  Printing expense                                                 36,692
  Fees and expenses of nonaffiliated Trustees                       7,299
  Miscellaneous                                                    46,367
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 2,628,614
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                 (216,796)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 2,411,818
----------------------------------------------------------------------------------------
         Net investment income                                               $ 1,647,684
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $ 4,911,654
     Futures contracts                                         (3,519,046)
     Swap contracts                                             2,645,111
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (633,317)   $ 3,404,402
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                              $(8,432,105)
     Futures contracts                                            973,106
     Swap contracts                                              (427,999)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         (14,963)   $(7,901,961)
----------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, futures
     contracts, swap contracts and foreign
     currency transactions                                                   $(4,497,559)
----------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                       $(2,849,875)
========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 25

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                 Year Ended        Year Ended
                                                                 11/30/15          11/30/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   1,647,684     $    9,120,807
Net realized gain on investments, futures contracts, swap
  contracts, and foreign currency transactions                       3,404,402         36,572,326
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, swap contracts,
  and foreign currency transactions                                 (7,901,961)       (34,569,935)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations       $  (2,849,875)    $   11,123,198
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($1.23 and $0.50 per share, respectively)          $  (4,545,498)    $   (1,912,284)
      Class B* ($0.00 and $0.28 per share, respectively)                    --            (41,082)
      Class C ($1.06 and $0.34 per share, respectively)               (607,330)          (190,074)
      Class Y ($1.31 and $0.59 per share, respectively)             (5,990,875)        (5,869,819)
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $ (11,143,703)    $   (8,013,259)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  25,367,243     $   21,441,174
Reinvestment of distributions                                        5,077,422          4,707,605
Cost of shares repurchased                                         (39,313,012)      (157,345,597)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                 $  (8,868,347)    $ (131,196,818)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets                                 $ (22,861,925)    $ (128,086,879)
NET ASSETS:
Beginning of year                                                  196,972,363        325,059,242
-------------------------------------------------------------------------------------------------
End of year                                                      $ 174,110,438     $  196,972,363
-------------------------------------------------------------------------------------------------
Undistributed net investment income                              $   1,372,098     $   10,379,884
=================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Equity Fund | Annual Report | 11/30/15

-----------------------------------------------------------------------------------------------
                                   Year Ended   Year Ended         Year Ended    Year Ended
                                   11/30/15     11/30/15           11/30/14      11/30/14
                                   Shares       Amount             Shares        Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                         648,928     $    14,153,053       418,347    $    9,403,427
Reinvestment of distributions       208,185           4,326,091        80,981         1,812,361
Less shares repurchased            (875,128)        (18,854,104)     (610,364)      (13,731,684)
-----------------------------------------------------------------------------------------------
      Net decrease                  (18,015)    $      (374,960)     (111,036)   $   (2,515,896)
===============================================================================================
Class B*
Shares sold or exchanged                 --     $            --         6,745    $      140,554
Reinvestment of distributions            --                  --         1,987            40,465
Less shares repurchased                  --                  --      (161,834)       (3,250,196)
-----------------------------------------------------------------------------------------------
      Net decrease                       --     $            --      (153,102)   $   (3,069,177)
===============================================================================================
Class C
Shares sold                         239,041     $     4,562,598       128,228    $    2,556,183
Reinvestment of distributions        30,987             567,691         8,833           175,685
Less shares repurchased            (160,897)         (3,055,375)     (129,224)       (2,565,734)
-----------------------------------------------------------------------------------------------
      Net increase                  109,131     $     2,074,914         7,837    $      166,134
===============================================================================================
Class Y
Shares sold                         312,314     $     6,651,592       414,758    $    9,341,010
Reinvestment of distributions         8,837             183,640       119,763         2,679,094
Less shares repurchased            (814,642)        (17,403,533)   (5,908,934)     (137,797,983)
-----------------------------------------------------------------------------------------------
      Net decrease                 (493,491)    $   (10,568,301)   (5,374,413)   $ (125,777,879)
===============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 27

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year       Year       Year       Year
                                                                  Ended         Ended      Ended      Ended      Ended
                                                                  11/30/15      11/30/14   11/30/13   11/30/12   11/30/11
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 22.34       $ 22.49    $ 18.67    $ 17.99    $ 18.72
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.16(a)    $  0.63    $  0.27    $  0.36    $  0.37
   Net realized and unrealized gain (loss) on investments           (0.53)        (0.28)      3.87       0.58      (0.88)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ (0.37)      $  0.35    $  4.14    $  0.94    $ (0.51)
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (1.23)      $ (0.50)   $ (0.32)   $ (0.26)   $ (0.22)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (1.23)      $ (0.50)   $ (0.32)   $ (0.26)   $ (0.22)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (1.60)      $ (0.15)   $  3.82    $  0.68    $ (0.73)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.74       $ 22.34    $ 22.49    $ 18.67    $ 17.99
==========================================================================================================================
Total return*                                                       (1.69)%        1.55%     22.50%      5.38%     (2.84)%
Ratio of net expenses to average net assets (b)                      1.45%         1.46%      1.45%      1.45%      1.45%
Ratio of net investment income (loss) to average net assets          0.73%         2.72%      1.26%      1.89%      1.80%
Portfolio turnover rate                                                49%          100%       101%        61%        66%
Net assets, end of period (in thousands)                          $77,173       $83,544    $86,602    $75,784    $79,559
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense (b)                          1.71%         1.70%      1.69%      1.82%      1.77%
   Net investment income (loss)                                      0.47%         2.48%      1.02%      1.53%      1.48%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Equity Fund | Annual Report | 11/30/15

-------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year       Year       Year       Year
                                                                 Ended         Ended      Ended      Ended      Ended
                                                                 11/30/15      11/30/14   11/30/13   11/30/12   11/30/11
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 19.69       $ 19.91    $ 16.57    $ 15.97    $ 16.64
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $ (0.04)(a)   $  0.35    $  0.08    $  0.18    $  0.19
   Net realized and unrealized gain (loss) on investments          (0.46)        (0.23)      3.44       0.53      (0.80)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ (0.50)      $  0.12    $  3.52    $  0.71    $ (0.61)
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                         $ (1.06)      $ (0.34)   $ (0.18)   $ (0.11)   $ (0.06)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (1.06)      $ (0.34)   $ (0.18)   $ (0.11)   $ (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (1.56)      $ (0.22)   $  3.34    $  0.60    $ (0.67)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 18.13       $ 19.69    $ 19.91    $ 16.57    $ 15.97
=========================================================================================================================
Total return*                                                      (2.58)%        0.60%     21.43%      4.48%     (3.71)%
Ratio of net expenses to average net assets (b)                     2.35%         2.36%      2.35%      2.35%      2.35%
Ratio of net investment income (loss) to average net assets        (0.20)%        1.78%      0.36%      0.99%      0.90%
Portfolio turnover rate                                               49%          100%       101%        61%        66%
Net assets, end of period (in thousands)                         $11,981       $10,865    $10,826    $ 9,910    $10,523
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense (b)                         2.42%         2.44%      2.41%      2.63%      2.52%
   Net investment income (loss)                                    (0.27)%        1.70%      0.30%      0.71%      0.73%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 29

--------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year        Year        Year       Year
                                                                Ended        Ended       Ended       Ended      Ended
                                                                11/30/15     11/30/14    11/30/13    11/30/12   11/30/11
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $ 22.41      $  22.56    $  18.73    $  18.07   $  18.80
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.25(a)   $   1.29    $   0.37    $   0.41   $   0.44
   Net realized and unrealized gain (loss) on investments         (0.54)        (0.85)       3.87        0.60      (0.87)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $ (0.29)     $   0.44    $   4.24    $   1.01   $  (0.43)
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (1.31)     $  (0.59)   $  (0.41)   $  (0.35)  $  (0.30)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (1.31)     $  (0.59)   $  (0.41)   $  (0.35)  $  (0.30)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (1.60)     $  (0.15)   $   3.83    $   0.66   $  (0.73)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 20.81      $  22.41    $  22.56    $  18.73   $  18.07
==========================================================================================================================
Total return*                                                     (1.29)%        1.94%      23.02%       5.79%     (2.39)%
Ratio of net expenses to average net assets (b)                    1.04%         1.06%       1.04%       1.01%      1.01%
Ratio of net investment income (loss) to average net assets        1.16%         3.89%       1.69%       2.35%      2.26%
Portfolio turnover rate                                              49%          100%        101%         61%        66%
Net assets, end of period (in thousands)                        $84,957      $102,563    $224,523    $216,217   $189,321
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

30 Pioneer International Equity Fund | Annual Report | 11/30/15

Notes to Financial Statements | 11/30/15

1. Organization and Significant Accounting Policies

Pioneer International Equity Fund (formerly Pioneer International Value
Fund) (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offered three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 31

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's

32 Pioneer International Equity Fund | Annual Report | 11/30/15 investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At November 30, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

                 Pioneer International Equity Fund | Annual Report | 11/30/15 33 investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Fund may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2015, the Fund paid no such taxes.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

34 Pioneer International Equity Fund | Annual Report | 11/30/15

     At November 30, 2015, the Fund reclassified $488,233 to increase undistributed net investment income and $488,233 to increase accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At November 30, 2015, the Fund had a net capital loss carryforward of $109,242,908, which will expire in 2017 if not utilized.

     During the year ended November 30, 2015, a capital loss carryforward of $2,596,038 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended November 30, 2015, and November 30, 2014, was as follows:

     ---------------------------------------------------------------------------
                                                     2015                   2014
     ---------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                          $11,143,703             $8,013,259
     ---------------------------------------------------------------------------
        Total                                 $11,143,703             $8,013,259
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $   2,168,983
     Capital loss carryforward                                      (109,242,908)
     Net unrealized appreciation                                       1,274,078
     ---------------------------------------------------------------------------
        Total                                                      $(105,799,847)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to PFICs.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $13,180 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 35

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended November 30, 2015, the Fund had no open repurchase agreements.

36 Pioneer International Equity Fund | Annual Report | 11/30/15

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended November 30, 2015 was $(6,976,290). At November 30, 2015, the Fund had no open futures contracts.

K.   Total Return Swap Agreements

     The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 37

     The average value of swap contracts open during the year ended November 30, 2015 was $199,082. At November 30, 2015, the Fund had no open total return swap contracts.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended November 30, 2015, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45% and 2.35%, of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through April 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended November 30, 2015 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,858 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $101,950
Class C                                                                   12,900
--------------------------------------------------------------------------------
  Total                                                                 $114,850
--------------------------------------------------------------------------------

38 Pioneer International Equity Fund | Annual Report | 11/30/15

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,150 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,292 in distribution fees payable to PFD at November 30, 215.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2015, CDSCs in the amount of $16,058 were paid to PFD.

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS. For the year ended November 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

During the year ended November 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended November 30, 2015, was $(423,061). There are no open forward foreign currency contracts at November 30, 2015.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 39

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2015, the Fund had no borrowings under the credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

40 Pioneer International Equity Fund | Annual Report | 11/30/15

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at November 30, 2015, was as follows:

------------------------------------------------------------------------------------------
                                                    Foreign
Statement of               Interest      Credit     Exchange                     Commodity
Operations                 Rate Risk     Risk       Rate Risk    Equity Risk     Risk
------------------------------------------------------------------------------------------
Net realized gain
(loss) on:
   Swap contracts          $ --          $ --       $    --      $ 2,539,566     $ --
   Futures contracts         --            --            --       (3,519,046)      --
   Forward foreign
    currency contracts*      --            --        18,231               --       --
------------------------------------------------------------------------------------------
    Total Value            $ --          $ --       $18,231      $ (979,480)     $ --
==========================================================================================
Change in net unrealized
  appreciation
  (depreciation) on:
   Swap contracts          $ --          $ --       $    --      $  (427,999)    $ --
   Futures contracts         --            --            --          973,106       --
   Forward foreign
    currency contracts*      --            --           778               --       --
------------------------------------------------------------------------------------------
    Total Value            $ --          $ --       $   778      $   545,107     $ --
==========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VIII and the Shareowners of Pioneer International Equity Fund (formerly, Pioneer International Value Fund):
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Equity Fund (formerly, Pioneer International Value Fund), as of November 30, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended November 30, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Equity Fund as of November 30, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 21, 2016

42 Pioneer International Equity Fund | Annual Report | 11/30/15

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer International Equity Fund (formerly, Pioneer International Value Fund) (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

44 Pioneer International Equity Fund | Annual Report | 11/30/15 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a

                 Pioneer International Equity Fund | Annual Report | 11/30/15 45 peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups, and that the Fund has not been able to take advantage of the economies of scale afforded by greater asset size. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees considered that such non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the

46 Pioneer International Equity Fund | Annual Report | 11/30/15 management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 47

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

48 Pioneer International Equity Fund | Annual Report | 11/30/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 49

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)          Trustee since 2006.  Private investor (2004 - 2008 and 2013 -           Director, Broadridge Financial
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief         Solutions, Inc. (investor
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv,       communications and securities
                              is elected or        Inc. (technology products for securities lending   processing provider for
                              earlier retirement   industry); and Senior Executive Vice President,    financial services industry)
                              or removal.          The Bank of New York (financial and securities     (2009 - present); Director,
                                                   services) (1986 - 2004)                            Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005.  Managing Partner, Federal City Capital Advisors    Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -      Trust (publicly-traded
                              successor trustee    2004 and 2008 - present); Interim Chief            mortgage REIT) (2004 - 2009,
                              is elected or        Executive Officer, Oxford Analytica, Inc.          2012 - present); Director of
                              earlier retirement   (privately-held research and consulting company)   The Swiss Helvetia Fund, Inc.
                              or removal.          (2010); Executive Vice President and Chief         (closed-end fund) (2010 -
                                                   Financial Officer, I-trax, Inc. (publicly traded   present); Director of Oxford
                                                   health care services company) (2004 - 2007); and   Analytica, Inc. (2008 -
                                                   Executive Vice President and Chief Financial       present); and Director of
                                                   Officer, Pedestal Inc. (internet-based mortgage    Enterprise Community
                                                   trading company) (2000 - 2002); Private            Investment, Inc.
                                                   consultant (1995-1997), Managing Director,         (privately-held affordable
                                                   Lehman Brothers (investment banking firm)          housing finance company) (1985
                                                   (1992-1995); and Executive, The World Bank         - 2010)
                                                   (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.  William Joseph Maier Professor of Political        Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)       Funds Investment Trust and
                              successor trustee                                                       Mellon Institutional Funds
                              is elected or                                                           Master Portfolio (oversaw 17
                              earlier retirement                                                      portfolios in fund complex)
                              or removal.                                                             (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer International Equity Fund | Annual Report | 11/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 1992.  Founding Director, Vice President and Corporate    None
Trustee                       Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee    firm) (1982 - present); Desautels Faculty of
                              is elected or        Management, McGill University (1999 - present);
                              earlier retirement   and Manager of Research Operations and
                              or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 1992.  President and Chief Executive Officer, Newbury,    Director of New America High
Trustee                       Serves until a       Piret & Company, Inc. (investment banking firm)    Income Fund, Inc.
                              successor trustee    (1981 - present)                                   (closed-end investment
                              is elected or                                                           company) (2004 - present);
                              earlier retirement                                                      and Member, Board of
                              or removal.                                                             Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.  Consultant (investment company services) (2012 -   None
Trustee                       Serves until a       present); Executive Vice President, BNY Mellon
                              successor trustee    (financial and investment company services)
                              is elected or        (1969 - 2012); Director, BNY International
                              earlier retirement   Financing Corp. (financial services) (2002 -
                              or removal.          2012); and Director, Mellon Overseas Investment
                                                   Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer International Equity Fund | Annual Report | 11/30/15 51

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*      Trustee since 2014.   Director and Executive Vice President (since       None
Trustee                      Serves until a        2008) and Chief Investment Officer, U.S. (since
                             successor trustee is  2010) of PIM-USA; Executive Vice President of
                             elected or earlier    Pioneer (since 2008); Executive Vice President
                             retirement or         of Pioneer Institutional Asset Management, Inc.
                             removal.              (since 2009); and Portfolio Manager of Pioneer
                                                   (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

52 Pioneer International Equity Fund | Annual Report | 11/30/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**      Advisory Trustee      Chief Investment Officer, 1199 SEIU Funds          Trustee of Pioneer
Advisory Trustee             since 2014.           (healthcare workers union pension funds) (2001 -   closed-end investment
                                                   present); Vice President - International           companies (5 portfolios)
                                                   Investments Group, American International Group,   (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993);
                                                   Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); and Mortgage Strategies Group,
                                                   Drexel Burnham Lambert, Ltd. (investment bank)
                                                   (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 53

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)           Since 2014. Serves     Chair, Director, CEO and President of Pioneer     Trustee of Pioneer closed-end
President and Chief          at the discretion of   Investment Management-USA (since September        investment companies (5
Executive Officer            the Board.             2014); Chair, Director, CEO and President of      portfolios) (Sept. 2015 -
                                                    Pioneer Investment Management, Inc. (since        present)
                                                    September 2014); Chair, Director, CEO and
                                                    President of Pioneer Funds Distributor, Inc.
                                                    (since September 2014); Chair, Director, CEO
                                                    and President of Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO of
                                                    International, Eaton Vance Management (2005 -
                                                    2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)   Since 2003. Serves     Vice President and Associate General Counsel of   None
Secretary and Chief          at the discretion of   Pioneer since January 2008; Secretary and Chief
Legal Officer                the Board.             Legal Officer of all of the Pioneer Funds since
                                                    June 2010; Assistant Secretary of all of the
                                                    Pioneer Funds from September 2003 to May 2010;
                                                    and Vice President and Senior Counsel of
                                                    Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)       Since 2010. Serves     Fund Governance Director of Pioneer since         None
Assistant Secretary          at the discretion of   December 2006 and Assistant Secretary of all
                             the Board.             the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)            Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and      None
Assistant Secretary          at the discretion of   Assistant Secretary of all the Pioneer Funds
                             the Board.             since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer International Equity Fund | Annual Report | 11/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)         Since 2008. Serves     Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief          at the discretion of   Treasurer of all of the Pioneer Funds since
Financial                    the Board.             March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                              March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)        Since 2000. Serves     Director - Fund Treasury of Pioneer; and          None
Assistant Treasurer          at the discretion of   Assistant Treasurer of all of the Pioneer Funds
                             the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)           Since 2002. Serves     Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          at the discretion of   Pioneer; and Assistant Treasurer of all of the
                             the Board.             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)        Since 2009. Serves     Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          at the discretion of   Pioneer since November 2008; Assistant
                             the Board.             Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2010. Serves     Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer     at the discretion of   the Pioneer Funds since March 2010; Chief
                             the Board.             Compliance Officer of Pioneer Institutional
                                                    Asset Management, Inc. since January 2012;
                                                    Chief Compliance Officer of Vanderbilt Capital
                                                    Advisors, LLC since July 2012: Director of
                                                    Adviser and Portfolio Compliance at Pioneer
                                                    since October 2005; and Senior Compliance
                                                    Officer for Columbia Management Advisers, Inc.
                                                    from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)         Since 2006. Serves     Director - Transfer Agency Compliance of          None
Anti-Money Laundering        at the discretion of   Pioneer and Anti-Money Laundering Officer of
Officer                      the Board.             all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer International Equity Fund | Annual Report | 11/30/15 55

                           This page for your notes.

56 Pioneer International Equity Fund | Annual Report | 11/30/15

                           This page for your notes.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 57

                           This page for your notes.

58 Pioneer International Equity Fund | Annual Report | 11/30/15

                           This page for your notes.

                 Pioneer International Equity Fund | Annual Report | 11/30/15 59

                           This page for your notes.

60 Pioneer International Equity Fund | Annual Report | 11/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19448-09-0116

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust VIII:
The audit fees for the Fund were $31,289 payable to Deloitte & Touche LLP for the year ended
November 30, 2015 and $31,030 for the year ended November 30, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Pioneer Series Trust VIII:
The tax fees for the Fund were $7,100
payable to Deloitte & Touche LLP for the year ended
November 30, 2015 and $7,100 for the year ended November 30, 2014.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,100 payable to Deloitte & Touche LLP for the year ended
November 30, 2015 and $7,100 for the year ended November 30, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VIII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2016

* Print the name and title of each signing officer under his or her signature.